SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 18, 2003



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)




                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

              1-12935                                          75-2815171
      (Commission File Number)                              (I.R.S. Employer
                                                           Identification No.)


       5100 TENNYSON PARKWAY
             SUITE 3000
            PLANO, TEXAS                                          75024
(Address of principal executive offices)                        (Zip code)



Registrant's telephone number, including area code:           (972) 673-2000


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ITEM 5.           Other Events.
                  ------------

     On March 18, 2003, Denbury Resources Inc. (the "Company") announced that it has priced its private offering of $225 million of Senior Subordinated Notes Due 2013, which will carry a coupon interest rate of 7.5%. The Company expects to close the sale of the Notes on March 25, 2003, subject to the satisfaction of customary closing conditions. The full text of the press release is attached hereto as Exhibit 99.1.







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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 18, 2003


                                      Denbury Resources Inc.


                                      By: /s/ Phil Rykhoek
                                         ---------------------------------------
                                      Name:    Phil Rykhoek
                                      Title:   Senior Vice President





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


                                  EXHIBIT INDEX



       Exhibit
         No.                           Exhibit Description

        99.1                    Press Release dated March 18, 2003














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